UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2008

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13710 FNB Parkway Omaha, Nebraska	68154-5200
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(877) 290-2772

110 Turnpike Road, Suite 203, Westborough, Massachusetts 01581
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On February 22, 2008, the Partnership issued a press release announcing financial results for the Partnership's 2007 fourth quarter and fiscal year 2007 earnings.  A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02 and Exhibit 99.1 hereto are being furnished and are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not otherwise subject to the liabilities of that section.  Accordingly, the information in this Item 2.02 and Exhibit 99.1 hereto will not be incorporated by reference into any filing made by the Partnership under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release dated February 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           TC PipeLines, LP
                                                           by:  TC PipeLines GP, Inc.,
                                                           its general partner

                                                           By:     /s/ Amy W.  Leong
                                                                Amy W. Leong
                                                                Principal Financial Officer
                                                                and Controller

Dated:  February 22, 2008